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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

           PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
                                  ACT OF 1934.

Date of Report (Date of earliest event reported)       April 22, 2004
                                                 -----------------------------

                               DCB Financial Corp.
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             (Exact Name of Registrant as Specified in its Charter)

         Ohio                            0-22387                 31-1469837
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(State or Other Jurisdiction     (Commission File Number)    (IRS Employer
of Incorporation)                                            Identification No.)

         110 Riverbend Avenue,      Lewis Center, Ohio                 43035
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(Address of Principal Executive Offices)                            (Zip Code)

Registrant's Telephone Number, including Area Code   (740) 657-7000
                                                   ----------------------------

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)












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DCB FINANCIAL CORP - 8-K                               Filing Date: 4/22/04
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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS





(C)  Exhibits

     The following exhibits are filed herewith:

EXHIBIT NO.          DESCRIPTION OF EXHIBIT

   99 Press Release dated April 22, 2004 with respect to the Registrant's financial results in the first quarter ended March 31, 2004.




ITEM 12.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

          On April 22, 2004, DCB Financial Corp issued a press release announcing its results of operations and financial condition for the three month periods ended March 31, 2004 (the "first quarter"). A copy of the press release is attached hereto as Exhibit 99 and incorporated herein by reference.









                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.


          Dated:   April 22, 2004

                                                 /s/ Jeffrey T. Benton
                                                 -------------------------------
                                                 Jeffrey T. Benton
                                                 President and CEO






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